CommunityOne Bancorp Investor Presentation March 2015

Forward Looking Statements & Other Information Forward Looking Statements This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws. These statements generally relate to COB’s financial condition, capital resources, results of operations, plans, goals, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in COB’s Annual Report on Form 10-K for the year ended December 31, 2013 under the section entitled “Item 1A, Risk Factors,” and in the Quarterly Reports of Form 10-Q and other reports that are filed by COB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward looking statements contained in this presentation. We assume no duty to revise or update any forward-looking statements, except as required by applicable law. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), COB management uses and this presentation contains or references, certain non-GAAP financial measures, such as pre-credit and non-recurring (PCNR) earnings, PCNR noninterest income, PCNR noninterest expense, and tangible shareholders’ equity. COB believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry; however, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in COB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in COB’s Quarterly Reports on Form 10-Q. A reconciliation of non-GAAP measures to the most directly comparable GAAP measure is included within tables in the presentation or with the appendix to this presentation. 2

– Commercial origination resources focused on Charlotte, Greensboro, Hickory and Raleigh – Deep experience in Charlotte Metro Market – SBA bankers located in Charlotte – Non-branch retail mortgage channel with resources in Charlotte and Raleigh  Exposure to fastest growing markets in North Carolina Value Drivers 3 – Management team has average banking experience of 30 years – Balance of organic growth and M&A / integration expertise  Experienced Management – Growing loans and net interest income  12% loan growth and 15% organic loan growth rates in 2014  Generating above peer loan growth by adding banking talent and expanding into new geographic markets via LPOs – 7% 2014 expense reduction through branch consolidation, automation and staffing, problem asset reduction, regulatory cost reduction, and vendor contract renegotiation – 2014 investments in fee income generation in SBA Lending, Wealth, Mortgage and Treasury Management platforms  Accelerating Organic Performance

Value Drivers

- Low cost stable deposit base
  - Multi-generational customer relationships - CommunityOne Bank founded in 1907 and Bank of Granite in 1906
  - $41 million pro forma average branch size
  - High quality, low cost deposit franchise
  - Low cost core grew 3% in 2014
  - Average cost of interest bearing deposits of 47 bps in 4Q
  - Cost of all deposit funding of 39 bps in 4Q

- Attractive Current Valuation
  - Stock trades at TBV, a significant discount to peer valuation metrics
  - $1-3 billion peers currently trade at 128% of tangible book value
  - Larger peers trade at higher multiples - $3-5 billion peers trade currently at 174% of TBV

- Platform for Disciplined Acquisition
  - 11.65% TCE/TA ratio; 9.8% Tier 1 Leverage ratio
  - $25 million 4Q capital raise and $142.5 million DTA reserve reversal
  - Strong regulatory relationships
  - Disciplined M&A accelerates and augments value creation
    - Enhances TBV growth
    - Accelerates multiple expansion

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 Driven by loan growth – Total loan growth 10-12% – Efficient balance sheet fully invested – Expansion of non-branch retail mortgage channel – Loans to deposits ratio in mid 80% range by year-end  Earning asset growth  Driven by core deposit growth – Commercial deposit growth based on Treasury Management products – Low cost core growth based on customer relationship expansion – Enhanced focus and disciplined deposit campaigns – Investments in Online and Mobile platforms  Continued deposit growth  Pursue attractive M&A opportunities – EPS accretion – Minimal dilution  Explore M&A opportunities  Capitalize on 2014 expense reduction efforts – NIE / average assets ratio of 3.1% for 2015 – Closing 6 branches in 1Q 2015 – Monetize vendor contract re-negotiations  Monetize expense efforts Key Objectives for 2015 5  Driven by mortgage business growth – 10-12% growth – Expansion of non-branch retail mortgage channel – SBA business expansion – Wealth platform additions – Service charge income initiatives  Enhanced fee income

Experienced Management Team

- 30 years of average experience in management team
- Balance of larger bank and community bank backgrounds
- M&A and integration capabilities

Bob Reid *President / Chief Executive Officer*	37 years of banking experience as senior executive at First Union/Wachovia/Wells Fargo including President of Tennessee, Pennsylvania/Delaware and NY/NJ/Connecticut regions, President of Retirement & Investment Products and Head of Real Estate.
Dave Nielsen *Chief Financial Officer*	26 years of banking and financial services experience at KPMG, First Union/Wachovia/Wells Fargo including Wholesale Integration Manager for the Wells Fargo/Wachovia Merger, and COO of Corporate and Investment Banking.
Beth DeSimone *General Counsel and Chief Risk Officer*	28 years experience, 25 years at Arnold & Porter in the Corporate and Financial Institution area. DeSimone's private practice experience concentrated on regulatory matters, mergers and acquisitions and consumer banking issues.
Neil Machovec *Chief Credit Officer*	38 years of banking experience, including Small Business Risk Management Executive and Commercial Card Risk Executive at Bank of America and Director of Credit Policy and Risk Management at HSBC Mortgage Services.
Maggie Norris *Chief Operating Officer*	29 years of banking experience at Price Waterhouse Coopers and First Union/Wachovia/Wells including finance, loan operations management , treasury product management and merger integration.
Pam Frey *Consumer Banking Executive*	31 years of banking experience as senior leader at First Union/Wachovia/Wells Fargo including Regional President roles in Pennsylvania, Delaware, New Jersey, and Virginia.
Greg Heaton *Commercial Banking Executive*	26 years banking experience in production and management roles at SunTrust in retail, business banking, commercial real estate, commercial, and middle market banking.
Mark Hensley *Mortgage Banking Executive*	34 years of banking experience primarily focused in the area of residential mortgage lending; also, served previously as the Chief Banking Officer at CommunityOne. Prior to CommunityOne was the Georgia/Florida Regional Mortgage Sales Manager with Wachovia.
Scott Kittrell *Wealth Executive*	28 years of combined financial services experience at Interstate Johnson Lane, Wachovia and CommunityOne including Regional President, Director of Operations and Managing Director of CommunityOne Wealth.

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Attractive Lending Franchise  NC projected to be second fastest growing SE state over next 5 years  Four metro markets represent 72% of our organic loan portfolio – 3 of 4 markets growing faster than projected 5 year U.S. growth rates – All 4 are in top 7 in NC  Experienced origination teams in key growth markets – Charlotte – 44% growth – Raleigh – 8% growth – Hickory – 7% growth – Greensboro / WS – 2% growth  Full range of lending products – Commercial, SBA, Treasury, Consumer, Auto, Mortgage, Wealth – Commercial Real Estate including Builder Finance 7 44% 7% 2% 8% 5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 Charlotte MSA Hickory MSA Greensboro & WS MSAs Raleigh & Durham MSAs Non Metro MSAs Non Metro Loan Portfolio Metro Loan Portfolio 2014 Growth Rate 2014 Organic Loan Portfolio and Growth Rates by MSA 5 year Projected Growth Total 2014 Population Population Rank in NC 1 Charlotte MSA 6.3% 2,337,694 1 Raleigh & Durham MSAs 7.5% 1,750,092 2 Greensboro and W-S MSAs 3.7% 1,397,316 3 Hickory MSA 1.2% 364,754 7 North Carolina 4.8% United States 3.5% Source: SNL Financial 1 Excludes Virginia Beach, VA MSA

Driving Accelerated Loan Growth  Total loans grew $145.5 million in 2014; growth rate of 12%  Commercial loan growth especially strong – Commercial and CRE grew $92.5 million, or 25%  Organic loans (excluding purchased residential loans) grew $188.6 million; 22% growth rate  Total pass rated loans grew by $183.8 million; 17% growth rate  Non-pass rated loans continue to contract, by $38.3 million, or 27% during 2014 8 Quarterly Loan Portfolio Mix 1,212,248 1,219,785 1,269,865 1,318,117 1,357,788 -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% $ $300,000 $600,000 $900,000 $1,200,000 $1,500,000 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Commercial RE Construction Consumer/HELOC 1-4 Family Residential Purchased Residential Non pass loans Total Loans Organic Growth Rate Annualized Loan Portfolio Growth Rates By Category Dollars in thousands 4Q 2013 4Q 2014 $ % Commercial and Commercial Real Estate 374,938$ 467,432$ 92,493$ 25% RE Construction 50,137 68,995 18,858 38% Consumer/HELOC 186,899 217,258 30,359 16% 1-4 Family Residential 244,803 291,712 46,909 19% Pass Rated Organic Loans 856,778 1,045,397 188,619 22% Purchased Resi Mortgage Loans 214,052 209,277 (4,775) (2%) Non Pass Rated Organic Loans 141,418 103,113 (38,304) (27%) Total Loans 1,212,248$ 1,357,788$ 145,540$ 12% Total Organic Loans 998,196 1,148,511 150,315 15% Total Pass Rated Loans 1,070,830 1,254,675 183,844 17% 2014 Growth

Attractive and Growing Core Deposit Franchise  Total deposits increased by 3% in 2014  High quality, low cost core deposit base – $41 million pro forma average deposits / branch – 39 bps cost of all deposits – Core deposit base is 83% of total deposits at year end 2014  Core deposits grew 3% – Includes impact of closure of 3 branches in 1Q 2014 9 1,748,705 1,767,930 1,763,765 1,758,930 1,794,420 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Noninterest-bearing demand Interest-bearing demand Savings Money market Brokered Time deposits < $100,000 Time deposits > $100,000 Total deposits Co re No n- Co re Quarterly Deposit Trend and Mix Branches Branches Closing in 1Q 2015 Loan Production Office

Enhanced Earnings Momentum  6th consecutive profitable quarters  Net income of $144.6 million in 4Q – $2.1 million pre tax net income – $3.7 million pre tax net income net of $1.6 million in 4Q branch closure costs – PCNR earnings of $2.9 million, 44% increase over 3Q  Release of $142.5 million of valuation allowance on DTA – $1.3 million remaining  Net interest income grew 6% in 4Q – NIM of 3.49% vs. 3.38% in 3Q 10 Quarterly Results Results of Operations Dollars in thousands 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Net interest income 16,464$ 15,479$ 15,718$ 15,848$ 16,721$ Recovery of provision (provision) for loan losses (1,820) 684 1,685 1,679 1,323 Noninterest income 4,147 3,943 4,893 3,985 4,543 Noninterest expense 17,550 18,806 19,268 20,015 20,446 Net income before tax 1,241 1,300 3,028 1,497 2,141 Income tax benefit (expense) 1,049 (23) (236) 276 142,475 Net income 2,290 1,277 2,792 1,773 144,616 PCNR earnings 1 3,808$ 1,642$ 2,551$ 2,013$ 2,906$ 1 Non-GAAP measure. See Appendix for reconciliation to GAAP presentation. 2014 Net Interest Income Trend 2014 PCNR Earnings Trend $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q 2014 2Q 2014 3Q 2014 4Q 2014 $14,800 $15,100 $15,400 $15,700 $16,000 $16,300 $16,600 $16,900 1Q 2014 Q 2014 3Q 2014 4Q 2014

Noninterest Income Growth Drivers  Excluding securities gains, PCNR noninterest income quarterly run rate increased 10% from 1st to 4th quarter in 2014 – 2015 forecast of 10-12% growth  Cardholder and merchant services income grew 6% from 2013 on transactional growth and enhanced revenue sharing with third party vendor  Mortgage investments in 2014 and 2015 – New non-branch origination channel – Additional branch channel resources  Wealth Division fees grew 15% in 2014 on increased investment sales and investment management fees – Assets under management grew 14% in 2014 to $215 million  2 SBA resources hired in Charlotte in late 2014  Initiatives in process to enhance service charges 11 2014 PCNR Noninterest Income Trend 2,046 2,026 1,946 2,040 174 261 205 241 1,113 1,209 1,183 1,298 358 399 344 394252 278 273 3503,943 4,173 3,951 4,323 $0 $750 $1,500 $2,250 $3,000 $3,750 $4,500 $5,250 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Service charges and other fee income Mortgage loan income Cardholder and merchant services income Trust and investment services Bank-owned life insurance Total

Continued Expense Management  Total noninterest expenses reduced 7% in 2014  Rationalized branch structure and efficiency – Closed 19 branches since recap  FTE’s reduced 9% since 2012 – Implemented branch staffing model  Vendor contract re- negotiation in Credit/Debit card processing and Merchant Services  Reductions in regulatory costs associated with improvements in capital and asset quality  Reduced credit related expenses 12 $68,000 $69,000 $70,000 $71,000 $72,000 $73,000 $74,000 $75,000 2012 2013 2014 3 year PCNR NIE Trend 627 596 568 500 520 540 560 580 600 620 640 4Q 2012 4Q 2013 4Q 2014 3 Year 4Q FTE Trend Annual Results Noninterest Expense Dollars in thousands 2012 2013 2014 Personnel expense 40,051$ 40,661$ 43,682$ Net occupancy expense 6,461 6,391 6,112 Furniture, equipment and data processing expense 8,721 8,638 8,336 Professional fees 5,266 3,100 2,470 Stationery, printing and supplies 637 644 646 Advertising and marketing 957 1,135 716 Other real estate owned expense 27,883 4,138 1,758 Credit/debit card expense 1,717 2,143 2,287 FDIC insurance 3,499 2,643 2,068 Loan collection expense 3,274 4,333 1,576 Merger-related expense 3,241 3,498 - Core deposit intangible amortization 1,407 1,407 1,407 Other expense 7,092 5,750 7,477 Total noninterest expense 110,206$ 84,481$ 78,535$ PCNR noninterest expense 1 74,215$ 71,708$ 71,044$ 1 Non-GAAP measure. See Appendix for reconciliation.

$35 $34 $32 $28 $25 $28 $25 $22 $20 $20 $0 $10 $20 $30 $40 $50 $60 $70 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 M ill io ns o f D ol la rs Nonperforming loans OREO and foreclosed assets $46 $43 $41 $36 $40 $96 $91 $80 $73 $63 $0 $25 $50 $75 $100 $125 $150 $175 $200 4Q 2013 1 2014 2 2014 3 2014 4 2014 M ill io ns o f D ol la rs Special Me tion Loa s Classified Loans Credit Risk Well Managed 13 Quarterly Asset Quality Trends 27% decline 28% decline Quarterly Asset Quality Dollars in thousands 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Allowance for loan losses (ALL) 26,785$ 26,039$ 23,975$ 21,525$ 20,345$ Nonperforming loans to total loans 2.9% 2.8% 2.5% 2.2% 1.9% Nonperforming assets to total assets 3.2% 2.9% 2.7% 2.4% 2.1% Annualized net charge-offs (recoveries) to avg. loans 0.14% 0.02% 0.12% 0.24% (0.04%) Allowance for loan loss to total loans 2.21% 2.13% 1.89% 1.63% 1.50%  Asset quality improvement across all measures  Portfolio construction approach – 50% consumer purpose risk (including residential mortgages) – 50% commercial purpose risk (30% C&I, 20% CRE)  Loan portfolio concentrations – Approved by the Board annually; reviewed monthly by Credit – Targets expressed as % of Risk Based Capital plus the ALL – C&I - 10 sub segments – CRE - 11 sub segments – Consumer - 10 sub segments  Credit Risk/ Line of Business Partnership – Credit Risk team is independent of production units – Credit Officers embedded locally in line of business units – Credit risk must approve all credit exposure > $100 thousand  Top 50 Relationships – 60% of relationships established since re-cap; New relationships represent 70% of Top 50 dollars and 13% of year end 2014 loan portfolio – Improved asset quality

0 5 10 15 20 $0.1 - 0.5 B $0.5 - 1.0 B $1.0 - 2.0 B North Carolina P / TB <1.2x Strategic M&A Opportunities  Virginia, North Carolina and South Carolina market focus  Asset size less than $1 billion  Price to tangible book multiples of <120%  EPS accretive  Minimal dilution and reasonable earn back periods 14 Banks in NC 0 10 20 30 40 $0.1 - 0.5 B $0.5 - 1.0 B $1.0 - 2.0 B Virginia P / TB <1.2x Banks in VA 0 5 10 15 20 $0.1 - 0.5 B $0.5 - 1.0 B $1.0 - 2.0 B South Carolina P / TB <1.2x Banks in SC Source: SNL Financial

15 Investor Contacts Bob Reid President / Chief Executive Officer Dave Nielsen Chief Financial Officer Neil Machovec Chief Credit Officer Beth DeSimone General Counsel 1017 East Morehead Street Suite 200 Charlotte, NC 28204 800-873-1172 www.community1.com

Appendix 16

Non-GAAP Measures - Quarterly

- Reconciliation of non-GAAP measures to the most directly comparable GAAP measure

Reconciliation of Non-GAAP Measures

Dollars in thousands	4Q 2013	1Q 2014	2Q 2014	3Q 2014	4Q 2014
Net income	$ 2,290	$ 1,277	$ 2,792	$ 1,773	$ 144,616
Less taxes, credit costs and nonrecurring items:					
Income tax benefit (expense)	1,049	(23)	(236)	276	142,475
Gain on sales of securities	-	-	720	34	220
Other real estate owned recovery (expense)	(21)	(261)	(954)	29	(572)
Recovery of (Provision for) loan losses	(1,820)	684	1,685	1,679	1,323
Mortgage and litigation recovery (accrual)	-	75	(7)	-	-
Loan collection expense	(548)	(657)	(551)	(198)	(170)
Branch closure/restructuring expense (recovery)	(178)	(183)	(7)	-	(1,566)
US Treasury sale expenses	-	-	(409)	-	-
Rebranding expense	-	-	-	-	-
CEO severance expense	-	-	-	(2,060)	-
PCNR earnings (Non-GAAP)	$ 3,808	$ 1,642	$ 2,551	$ 2,013	$ 2,906

Quarterly Results

Noninterest Income

Dollars in thousands	4Q 2013	1Q 2014	2Q 2014	3Q 2014	4Q 2014
Service charges on deposit accounts	$ 1,798	$ 1,564	$ 1,619	$ 1,583	$ 1,585
Mortgage loan income	235	174	261	205	241
Cardholder and merchant services income	1,127	1,113	1,209	1,183	1,298
Trust and investment services	341	358	399	344	394
Bank-owned life insurance	267	252	278	273	350
Other service charges, commissions and fees	356	352	332	290	366
Securities gains, net	-	-	720	34	220
Other income	23	130	75	73	89
Total noninterest income	$ 4,147	$ 3,943	$ 4,893	$ 3,985	$ 4,543
Less:					
Securities gains, net	-	-	720	34	220
PCNR noninterest income [1]	$ 4,147	$ 3,943	$ 4,173	$ 3,951	$ 4,323

[1] Non-GAAP measure. Reconciliation included in this table.

Reconciliation of Non-GAAP Measures

Dollars in thousands	4Q 2013	1Q 2014	2Q 2014	3Q 2014	4Q 2014
Book Value (Shareholders' equity)	$ 80,361	$ 85,331	$ 92,697	$ 94,490	$ 266,916
Less:					
Goodwill	(4,205)	(4,205)	(4,205)	(4,205)	(4,205)
Core deposit and other intangibles	(6,914)	(6,597)	(6,296)	(5,986)	(5,681)
Tangible book value (Tangible shareholders' equity) (Non-GAAP)	$ 69,242	$ 74,529	$ 82,196	$ 84,299	$ 257,030

Quarterly Results

Noninterest Expense

Dollars in thousands	4Q 2013	1Q 2014	2Q 2014	3Q 2014	4Q 2014
Personnel expense	$ 9,512	$ 10,393	$ 9,956	$ 12,616	$ 10,717
Net occupancy expense	1,331	1,553	1,512	1,521	1,526
Furniture, equipment and data processing expense	2,126	2,003	2,047	2,208	2,078
Professional fees	625	633	467	699	671
Stationery, printing and supplies	135	162	173	149	162
Advertising and marketing	141	153	147	142	274
Other real estate owned expense (recovery)	21	261	954	(29)	572
Credit/debit card expense	618	595	604	520	568
FDIC insurance	663	639	595	412	422
Loan collection expense	548	657	551	198	170
Core deposit intangible amortization	351	352	352	352	351
Other expense	1,479	1,405	1,910	1,227	2,935
Total noninterest expense	$ 17,550	$ 18,806	$ 19,268	$ 20,015	$ 20,446
Less:					
Other real estate owned expense (recovery)	$ 21	$ 261	$ 954	$ (29)	$ 572
US Treasury sale expenses	-	-	409	-	-
Loan collection expense	548	657	551	198	170
Branch closure/restructuring expense (recovery)	178	183	7	-	1,566
Mortgage and litigation accrual (recovery)	-	(75)	7	-	-
CEO Severance expense	-	-	-	2,060	-
Rebranding expense	-	-	-	-	-
PCNR noninterest expense [1]	$ 16,803	$ 17,780	$ 17,340	$ 17,786	$ 18,138
Average Quarterly FTE Employees	596	576	558	568	568

[1] Non-GAAP measure. Reconciliation included in this table.

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Non-GAAP Measures - Annual 18 Reconciliation of Non-GAAP Measures - Full Year Dollars in thousands 2012 2013 2014 Net income (loss) (40,005)$ (1,483)$ 150,458$ Less taxes, credit costs and nonrecurring items: Income tax benefit (expense) 1,039 (1,326) 142,492 Gain on sales of securities 4,121 2,772 974 Other real estate owned recovery (expense) (27,883) (4,138) (1,758) Recovery of (Provision for) loan losses (14,049) (523) 5,371 Mortgage and litigation recovery (accrual) (1,100) 487 68 Loan collection expense (3,274) (4,333) (1,576) Branch closure/restructuring expense (recovery) (96) (675) (1,756) US Treasury sale expenses - - (409) Rebranding expense (397) (616) - CEO severance expense - - (2,060) Merger-related expense (3,241) (3,498) - Loss from discontinued operations, net of tax (27) - - PCNR earnings (Non-GAAP) 4,902$ 10,367$ 9,112$ R conciliation of Non-GAAP Measures - Full Year Dollars in thousands 2012 2013 2014 Book Valu (Shareholders' equity) 98,445$ 80,361$ 266,916$ Less: Goodwill (4,205) (4,205) (4,205) Core deposit and other intangibles (7,495) (6,914) (5,681) 86,745$ 69,242$ 257,030$ Tangible book value (Tangible shareholders' equity) (Non-GAAP)  Reconciliation of non-GAAP measures to the most directly comparable GAAP measure Annual Result Nonintere t Income Dollars in thousands 2012 2013 2014 S rvi e charg s on deposit accounts 7,080$ 6,7 4$ 6,351$ Mortgage loan income 2,065 2,319 881 Cardholder and merc ant servic s income 4,579 4,531 4,803 Trust and investment services 1,036 1,305 1,495 Bank-owned life ins rance 1,195 1,073 1,153 Other service charges, commissions and fees 1,128 1,315 1,340 Securities gains, net 121 2 772 974 Other income 754 385 367 Total noninterest income 21,958$ 20,414$ 17,364$ Less: Securities gains, net 4,121 2,772 974 PCNR noninterest income 1 17,837$ 17,642$ 16,390$ Annual Results PCNR Noninterest Expense Dollars in thousands 2012 2013 2014 Personnel expense 40,051$ 40,661$ 43,682$ Net occupancy expense 6,461 6,391 6,112 Furniture, equipment and data processing expense 8,721 8,638 8,336 Professional fees 5,266 3,100 2,470 Stationery, printing and supplies 637 644 646 Advertising and marketing 957 1,135 716 Other real estate owned expense 27,883 4,138 1,758 Credit/debit card expense 1,717 2,143 2,287 FDIC insurance 3,499 2,643 2,068 Loan collection expense 3,274 4,333 1,576 Merger-related expense 3,241 3,498 - Core deposit intangible amortization 1,407 1,407 1,407 Other expense 7,092 5,750 7,477 Total noninterest expense 110,206$ 84,481$ 78,535$ Less: Other r al estate owned expense 27,883$ 4,138$ 1,758$ Merger-related expense 3,241 3,498 - US Treasury sale expenses - - 409 Loa co l ction expense 3,274 4,333 1,576 Branch closure/restructuring expense (recovery) 96 675 1,756 Mortgage and litigation accrual (recovery) 1,100 (487) (68) CEO Severance expense - - 2,060 Rebranding expense 397 616 - PCNR noninterest expense 1 74,215$ 71,708$ 71,044$